 Exhibit 99.1

Rockley Photonics Reports Second Quarter 2021 Financial Results

Revenue of $2.2 million and backlog1 of $23.0 million

OXFORD, England and PASADENA, California – August 16, 2021 – Rockley Photonics Holdings Limited (NYSE: RKLY) (“the Company” or “Rockley”), a leading global silicon photonics technology company, today announced its financial results for the second quarter ended June 30, 2021.

The second quarter results for Rockley reflect the results for the three months ended June 30, 2021, for Rockley Photonics Limited, prior to the closing on August 11, 2021, of the recent business combination among Rockley’s predecessor, Rockley Photonics Limited, SC Health Corporation, a public investment vehicle, and the Company, pursuant to which Rockley Photonics Limited became a wholly owned subsidiary of the Company.2

“I am pleased to announce our first financial results as a publicly-traded company. I believe that as a public company, we are in a stronger position than ever before to develop new solutions with potentially life-changing benefits to people across the globe,” said Dr. Andrew Rickman, chief executive officer and founder of Rockley Photonics. “We’re excited about the advances we’ve made over the past few years and, more recently, in the development of our new sensing platform. By designing the ability to measure a new range of biomarkers non-invasively into a single, compact module, we believe our mobile sensing solution has the potential to transform the landscape of health and wellness solutions by significantly increasing the functionality of wearable devices. Our success in the development of photonic solutions like this, along with our entrance into the public markets, has attracted world-renowned customers and partners who understand the unique opportunities that Rockley presents.”

In recent months, Rockley achieved several key milestones. During second quarter, the Company announced its new end-to-end platform for monitoring biomarkers non-invasively. Additionally, through existing agreements and joint ventures, Rockley has continued to develop commercial opportunities for the application of silicon photonics in data communications and has increased its efforts to enhance these relationships and explore new partnerships.

Additional Business Highlights:

•Completed business combination with SC Health on August 11, 2021, and commenced trading on the NYSE under the ticker “RKLY,” advancing the Company’s development of exciting new health and wellness solutions for the next generation of consumer wearables and medical devices;

1 Backlog is signed contract revenue that is currently in progress or the portion of contracts that have not been invoiced.
2 References in this press release to the Company and Rockley may also refer to Rockley Photonics Limited or the combined company as the context requires.

•Increased cash position to $145.5 million which will fund the continued development of our portfolio of integrated photonics solutions following the Company's business combination with SC Health;
•Unveiled end-to-end digital health monitoring solution based on spectrophotometer-on-a-chip sensing module to augment the Company’s wearables capabilities and to accelerate the deployment for customers and partners;
•Bolstered its operational capability for future growth with the continued development of a resilient and scalable supply chain; and
•Completed the construction of its Irvine, CA laboratory to capitalize on the deep silicon photonics and biomedical talent pool located in the area.

Pre-Business Combination Second Quarter 2021 Financial Highlights:

•Revenue of $2.2 million, compared to $1.8 million in the first quarter of 2021;
•Gross profit of $(2.4) million, compared to $(2.0) million in the first quarter of 2021;
•GAAP selling, general, and administrative expenses of $6.7 million, compared to $7.3 million in the first quarter of 2021. Non-GAAP selling, general, and administrative expenses of $6.2 million, compared to $5.9 million in the first quarter of 2021;
•GAAP research and development expenses of $17.6 million, compared to $16.0 million in the first quarter of 2021. Non-GAAP research and development expenses of $16.4 million, compared to $14.9 million in the first quarter of 2021;
•Net loss of $30.6 million, compared to a $64.8 million net loss in the first quarter of 2021;
•Adjusted EBITDA totaled $(23.4) million, compared to $(21.4) million in the first quarter of 2021;
•Cash position, with cash and cash equivalents of $35.4 million as of June 30, 2021; and
•Cash used in operations of $29.6 million, compared to $24.9 million in the first quarter of 2021.

A reconciliation of GAAP financial measures to Adjusted EBITDA (Non-GAAP) financial measures is included in the financial statement tables included in this press release.

Conference Call Information
Rockley Photonics will host a conference call and webcast to discuss its second quarter 2021 results at 5:00 p.m. Eastern Time today. The live audio webcast along with accompanying presentation materials will be accessible on the Company’s Investor Relations website at investors.rockleyphotonics.com.

The U.S. dial-in for the call is 844-200-6205 or +44 208-0682-558 for international callers. Please reference access code 821259. A replay of the conference call will be available until August 30, 2021, at 11:59 p.m. Eastern Time, while an archived version of the webcast will be available on Rockley’s Investor Relations website for one year. The U.S. dial-in for the conference call replay is +1 929-458-6194 or +44 204-525-0658. The replay access code is 348691.

About Rockley Photonics
A global leader in silicon photonics, Rockley is developing a comprehensive range of photonic integrated circuits and associated modules, sensors, and full-stack solutions. From next-generation sensing platforms specifically designed for mobile health monitoring and machine vision to high-speed, high-volume solutions for data communications, Rockley is laying the foundation for a new generation of applications across multiple industries. Rockley believes that photonics will eventually become as pervasive as micro-electronics, and it has developed a platform with the power and flexibility needed to address both mass markets and a wide variety of vertical applications.

Formed in 2013 by Dr. Andrew Rickman (who previously founded the first commercial silicon photonics company, Bookham Technology), Rockley is uniquely positioned to support hyper-scale manufacturing and address a multitude of high-volume markets. Rockley has partnered with numerous Tier-1 customers across a diverse range of industries to deliver the complex optical systems required to bring transformational products to market.

To learn more about Rockley, visit rockleyphotonics.com.

Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release that are not historical facts constitute “forward-looking statements” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding Rockley’s future expectations, beliefs, plans, objectives, and assumptions regarding future events or performance. The words “anticipate,” “believe,” “continue,” “could,” “enable,” “estimate,” “eventual,” “expect,” “future,” “intend,” “may,” “might,” “opportunity,” “outlook,” “plan,” “possible,” “position,” “potential,” “predict,” “project,” “revolutionize,” “seem,” “should,” “trend,” “will,” “would” and other terms that predict or indicate future events, trends, or expectations, and similar expressions or the negative of such expressions may identify forward-looking statements, but the absence of these words or terms does not mean that a statement is not forward-looking. Forward-looking statements in this press release include, but are not limited to, statements regarding the following: (a) the Company’s position to develop new solutions with potentially life-changing benefits; (b) the potential of the Company’s mobile sensing solution to transform the landscape of health and wellness solutions; (c) the unique opportunities that Rockley presents; (d) the Company’s continued development of commercial opportunities for the application of silicon photonics and its efforts to enhance existing and explore new partnerships; (e) the Company’s plans and anticipated use of cash to fund the continued development of its portfolio of integrated photonics solutions; (f) the potential to accelerate the deployment of the Company’s digital health monitoring solution for customers and partners; (g) the Company’s ability to bolster its operational capability for future growth with the continued development of a resilient and scalable supply chain; and (h) the anticipated and potential features and benefits of the Company’s platform, products, and technology.

Forward-looking statements are subject to several risks and uncertainties (many of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: (i) the Company’s ability to achieve commercial production of its products and technology, including in a timely and cost-effective manner; (ii) the Company’s ability to achieve customer design wins, convert memoranda of understanding and development contracts into production contracts, and achieve customer acceptance of its products and technology; (iii) risks related to purchase orders, including the lack of long-term purchase commitments, the cancellation, reduction, delay, or other changes in customer purchase orders, and if and to the extent customers seek to enter into licensing arrangements in lieu of purchases; (iv) the Company’s history of losses and need for additional capital and its ability to access additional financing to support its operations and execute on its business plan, as well as the risks associated with any future financings; (v) legal and regulatory risks, including those related to its products and technology and any threatened or actual litigation; (vi) risks associated with its fabless manufacturing model and dependency on third-party suppliers; (vii) the Company’s reliance on a few significant customers for a majority of its revenue and its ability to expand and diversify its customer base; (viii) the Company’s financial performance; (ix) the impacts of COVID-19 on the Company, its customers and suppliers, its target markets, and the economy; (x) the Company’s ability to successfully manage growth and its operations as a public company; (xi) fluctuations in the Company’s stock price and the Company’s ability to maintain the listing of its ordinary shares on the NYSE; (xii) the Company’s ability to anticipate and respond to industry trends and customer requirements; (xiii) changes in the Company’s current and future target markets; (xiv) intellectual property risks; (xv) the Company’s ability to compete successfully; (xvi) market opportunity and market demand for, and acceptance of, the Company’s products and technology, as well as the customer products into which the Company’s products and technology are incorporated; (xvii) risks related to international operations; (xviii) risks related to cybersecurity, privacy, and infrastructure; (xix) risks related to financial and accounting matters; (xx) general economic, financial, legal, political, and business conditions and changes in domestic and foreign markets; (xxi) the Company’s ability to realize the anticipated benefits of the business combination; and (xxii) changes adversely affecting the businesses or markets in which the Company is engaged, as well as other factors described under the heading “Risk Factors” in the prospectus/proxy statement filed by the Company on July 22, 2021, the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2021, and in other documents the Company files with the Securities and Exchange Commission in the future. The forward-looking statements contained in this press release are based on various assumptions, whether or not identified in this press release, and on the Company’s current expectations, beliefs, and assumptions and are not predictions of actual performance. If any of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, actual results may differ materially from those discussed in or implied by these forward-looking statements. There can be no assurance that future developments affecting the Company will be those that have been anticipated. These forward-looking statements speak only as of the date hereof and the Company specifically disclaims any obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise.

###

Contact Information
For Rockley
Media
John Christiansen, Camilla Scassellati Sforzolini
Sard Verbinnen & Co
Rockley-SVC@sardverb.com
Investors
Gwyn Lauber
Rockley Photonics Holdings Limited
investors@rockleyphotonics.com

Second Quarter 2021 Financial Results

ROCKLEY PHOTONICS HOLDINGS LIMITED
Condensed Consolidated Statements of Operations and Comprehensive Loss
(Unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Revenue	$2,195	$1,771	$7,881	$3,966	$14,544
Cost of revenue	4,549	3,734	6,522	8,283	13,085
Gross profit	(2,354)	(1,963)	1,359	(4,317)	1,459
Operating expenses:
Selling, general and administrative expenses	6,715	7,305	3,604	14,020	7,249
Research and development expenses	17,551	15,980	7,746	33,531	16,217
Total operating expenses	24,266	23,285	11,350	47,551	23,466
Loss from operations	(26,620)	(25,248)	(9,991)	(51,868)	(22,007)
Other income (expense):
Forgiveness of PPP loan	2,860	—	—	2,860	—
Interest expense, net	(179)	(147)	(34)	(326)	(74)
Equity method investment loss	(597)	(163)	(102)	(760)	(252)
Change in fair value of debt instruments	(6,008)	(39,653)	312	(45,661)	(2,222)
Gain (loss) on foreign currency	97	534	(108)	631	(1,654)
Total other income (expense)	(3,827)	(39,429)	68	(43,256)	(4,202)
Loss before income taxes	(30,447)	(64,677)	(9,923)	(95,124)	(26,209)
Provision for income tax	110	100	80	210	220
Net loss and comprehensive loss	$(30,557)	$(64,777)	$(10,003)	$(95,334)	$(26,429)

Net loss per share:
Basic and diluted	$(0.90)	$(1.92)	$(0.30)	$(2.82)	$(0.79)

Weighted-average shares outstanding:
Basic and diluted	33,922,973	33,776,356	33,625,899	33,850,070	33,554,441

ROCKLEY PHOTONICS HOLDINGS LIMITED
Condensed Consolidated Balance Sheets
(in thousands, except share amounts and par value)

	As of
	June 30, 2021	December 31, 2020
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$35,395	$19,228
Accounts receivable, net of allowance for doubtful accounts of $377 and $0 as of June 30, 2021 and December 31, 2020, respectively	2,411	4,925
Other receivables	23,037	18,024
Prepaid expenses	7,724	1,605
Other current assets	258	609
Total current assets	68,825	44,391
Property, equipment, and finance lease right-of-use assets, net	8,170	6,182
Equity method investment	4,711	5,202
Intangible assets, net	3,048	3,048
Other non-current assets	11,715	1,607
Total assets	$96,469	$60,430

Liabilities and Stockholders’ Deficit
Current liabilities
Trade payables	$8,692	$4,413
Accrued expenses	12,104	10,395
Other current liabilities	1,020	998
Total current liabilities	21,816	15,806
Long-term debt	194,328	74,804
Other long-term liabilities	2,719	1,127
Total liabilities	218,863	91,737

Stockholders’ deficit
Ordinary shares, $0.00001 par value; 55,982,833 authorized as of June 30, 2021 and December 31, 2020; 33,825,620 and 33,637,762 issued and outstanding as of June 30, 2021 and December 31, 2020, respectively	—	—
Additional paid-in-capital	205,823	201,576
Accumulated deficit	(328,217)	(232,883)
Total stockholders’ deficit	(122,394)	(31,307)
Total liabilities and stockholders’ deficit	$96,469	$60,430

ROCKLEY PHOTONICS HOLDINGS LIMITED
Condensed Consolidated Statements of Cash Flows
(Unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Cash flows from operating activities:
Net loss	$(30,557)	$(64,777)	$(10,003)	$(95,334)	$(26,429)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization of property, equipment and finance lease right-of-use assets	1,069	930	706	1,999	1,395
Gain on disposal of property and equipment				—	(98)
Bad debt expense	—	377	—	377	—
Stock-based compensation	1,976	1,725	2,545	3,701	4,189
Change in equity-method investment	604	(113)	102	491	252
Change in fair value of debt instrument	6,008	39,653	(312)	45,661	2,222
Forgiveness of Paycheck Protection Program loan	(2,860)	—	—	(2,860)	—
Changes in operating assets and liabilities:	—		—
Accounts receivable	(106)	2,243	(921)	2,137	(1,382)
Other receivables	(2,644)	(2,369)	10,588	(5,013)	8,602
Prepaid expenses and other current assets	(63)	(5,706)	697	(5,769)	1,263
Other non-current assets	(236)	(1,497)	180	(1,733)	357
Trade payables	(2,102)	1,972	(709)	(130)	(4,347)
Accrued expenses	(441)	843	(1,432)	402	1,708
Other current and long-term liabilities	(206)	1,820	(38)	1,614	(838)
Net cash used in operating activities	(29,558)	(24,899)	1,403	(54,457)	(13,106)
Cash flows from investing activities:
Purchase of property and equipment	(2,109)	(437)	(713)	(2,822)	(650)
Payment for asset acquisition	(500)	—	—	(500)	—
Investment in equity method investee	—	(2,500)	—	—	(2,500)
Net cash used in investing activities	(2,609)	(2,937)	(713)	(3,322)	(3,150)
Cash flows from financing activities:
Proceeds from convertible loan notes	—	76,723	3,900	76,723	12,250
Principal payments on long-term debt	—	—	(1,033)	—	(1,952)
Proceeds from issuance of ordinary shares, net of issuance costs	—	—	(2,213)	—	(126)
Proceeds from Paycheck Protection Program loan	—	—	—	—	2,860
Proceeds from exercise of options	146	137	2,094	283	2,114
Proceeds for warrants to be exercised	—	263	—	233	—
Proceeds from issuance of warrants	233	—	(7)	263	—
Debt issuance costs incurred	(2,416)	(1,140)	649	(3,556)	—
Principal payments on finance lease	—	—	(1,231)	—	(1,231)
Net cash provided by financing activities	(2,037)	75,983	2,159	73,946	13,915
Net increase (decrease) in cash and cash equivalents	(34,204)	48,147	2,849	16,167	(2,341)
Cash and cash equivalents:
Beginning of period	69,599	19,228	15,176	19,228	20,904
End of period	$35,395	$69,599	$18,563	$35,395	$18,563

Use of Non-GAAP Financial Measures

This press release references certain financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (GAAP), including Adjusted EBITDA, non-GAAP cost of revenue, non-GAAP selling, general, and administrative expense and non-GAAP research and development expense. The Company defines Adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation, and certain other items the Company believes are not indicative of its core operating performance. The Company defines non-GAAP cost of revenue as cost of revenue as cost of revenue other than stock-based compensation, non-GAAP selling, general, and administrative expenses as selling, general, and administrative expenses other than stock-based compensation, non-capitalized transaction costs and forgiveness of PPP loan, and non-GAAP research and development expenses as research and development expenses other than stock-based compensation. None of these non-GAAP financial measures is a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any other performance measures derived in accordance with GAAP.

The Company believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. The Company uses these non-GAAP measures to help assess its operating performance and operating leverage in its business, analyze its financial results, establish operational goals, develop operating budgets, and make strategic decisions. The Company also believes that the presentation of these non-GAAP financial measures provides an additional tool for investors to use in comparing its core business and results of operations over multiple periods with other companies in its industry, many of which present similar non-GAAP financial measures to investors, and to help analyze the Company’s cash performance.

Other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies. Further, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. Accordingly, these non-GAAP financial measures should be considered as supplemental in nature, should not be considered as the sole measure of the Company’s performance, and are not intended to be construed, and should not be considered, in isolation from, or as a substitute for, the comparable or related financial information calculated in accordance with GAAP.

These limitations of the non-GAAP financial measures presented in this press release include the following:
•Adjusted EBITDA: (i) The exclusion of certain recurring, non-cash charges, such as depreciation of property and equipment and stock-based compensation expense. While these are non-cash charges, the Company may need to replace the assets being depreciated and amortized in the future and Adjusted EBITDA does not reflect cash requirements for these replacements or new capital expenditure requirements; and ii the exclusion of stock-based compensation expense, which has been a significant recurring expense and the Company expects will continue to constitute a significant recurring expense for the foreseeable future, as equity awards are expected to continue to be an important component of the Company’s compensation strategy.
•Non-GAAP cost of revenue, non-GAAP selling, general, and administrative expenses, and non-GAAP research and development expenses: The exclusion of stock-based compensation expense, which has been a significant recurring expense and the Company expects will continue to constitute a significant recurring expense for the foreseeable future, as equity awards are expected to continue to be an important component of the Company’s compensation strategy.

In addition, non-GAAP selling, general, and administrative expenses exclude non-recurring expense related to non-capitalized transaction costs. While the Company expects this non-recurring expense to cease, the Company expects new non-recurring expense will be introduced following the Business Combination such as change in fair value of the Company’s outstanding warrants which the Company expects will constitute to be a significant expense until all warrants are exercised and/or redeemed.

Because of these limitations, you should consider Adjusted EBITDA, non-GAAP cost of revenue, non-GAAP selling, general, and administrative expenses, and non-GAAP research and development expenses alongside other financial performance measures, including net loss and the Company’s other GAAP results. The information in the tables below sets forth the non-GAAP financial measures along with the most directly comparable GAAP financial measures.

A reconciliation of Adjusted EBITDA to net loss for the three months ended June 30, 2021, March 31, 2021 and June 30, 2021 and six months ended June 30, 2021 and 2020, respectively, are set forth below:

(Unaudited and in thousands)	Three Months Ended			Six Months Ended
	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2021
Net Loss	$(30,557)	$(64,777)	$(10,003)	$(95,334)	$(26,429)
Interest expense, net	179	147	34	326	74
Income tax expense	110	100	80	210	220
Depreciation and amortization	1,069	930	706	1,999	1,395
EBITDA	(29,199)	(63,600)	(9,183)	(92,799)	(24,740)
Non-capitalized transaction costs*	79	961	30	1,040	30
Stock-based compensation	1,976	1,725	2,545	3,701	4,189
Forgiveness of PPP Loan	(2,860)	—	—	(2,860)	—
Equity method investment loss	604	(113)	102	491	252
Change in fair value of debt instruments	6,008	39,653	(312)	45,661	2,222
Adjusted EBITDA	$(23,392)	$(21,374)	$(6,818)	$(44,766)	$(18,047)

A reconciliation of cost of revenue to non-GAAP cost of revenue for the three months ended June 30, 2021, March 31, 2021, June 30, 2020 and six months ended June 30, 2021 and 2020, respectively, are set forth below:

(Unaudited and in thousands)	Three Months Ended			Six Months Ended
	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Cost of revenue	$4,549	$3,734	$6,522	$8,283	$13,085
Stock-based compensation	363	268	870	631	1,341
Non-GAAP Cost of revenue	$4,186	$3,466	$5,652	$7,652	$11,744

A reconciliation of selling, general, and administrative expenses to non-GAAP selling, general, and administrative expenses for the three months ended June 30, 2021, March 31, 2021, June 30, 2020 and six months ended June 30, 2021 and 2020, respectively, are set forth below:

(Unaudited and in thousands)	Three Months Ended			Six Months Ended
	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Selling, general and administrative expenses	$6,715	$7,305	$3,604	$14,020	$7,249
Stock-based compensation	442	409	345	851	767
Non-capitalized transaction costs*	79	961	30	1,040	30
Non-GAAP selling, general, administration expenses	$6,194	$5,935	$3,229	$12,129	$6,452

A reconciliation of research and development expenses to non-GAAP research and development expenses for the three months ended June 30, 2021, March 31, 2021, June 30, 2020 and six months ended June 30, 2021 and 2020, respectively, are set forth below:

(Unaudited and in thousands)	Three Months Ended			Six Months Ended
	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Research and development expenses	$17,551	$15,980	$7,746	$33,531	$16,217
Stock-based compensation	1,171	1,048	1,330	2,219	2,081
Non-GAAP Research and development expenses	$16,380	$14,932	$6,416	$31,312	$14,136

*Non-capitalized transaction costs include non-recurring expense related to the issuance of convertible loan notes and the Business Combination.